GOLDEN EAGLE GROUP, INC.
                              120 STANDIFER DRIVE
                              HUMBLE, TEXAS 77338

                           NOTICE OF ANNUAL MEETING
                           TO BE HELD JUNE 20, 1997


To all Stockholders of
      GOLDEN EAGLE GROUP, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of GOLDEN EAGLE GROUP, INC., a Delaware corporation (the "Company"), will be held at The Hotel Sofitel, 425 North Sam Houston Parkway East, Houston, Texas 77060 on Friday, June 20, 1997, at the hour of 9:00 A.M. for the following purposes:

To elect six Directors of the Company for the ensuing year;

To consider and vote upon a proposal to increase the number of shares of Common Stock reserved for issuance pursuant to the Company's 1992 Stock Option Plan by 500,000 shares to 900,000 shares.

To consider and vote upon a proposal to increase the number of shares of Common Stock reserved for issuance pursuant to the Company's 1994 Director Stock Option Plan by 100,000 shares to 250,000 shares and to amend annual authorized share grants and grant dates.

To consider and vote upon a proposal to ratify the selection of Coopers & Lybrand as independent auditors for the Company's fiscal year ending December, 31, 1997; and

To transact such other business as may properly come before the meeting

      All stockholders are cordially invited to attend; however, only stockholders of record at the close of business on May 23, 1997 are entitled to vote at such meeting or any adjournment thereof.

                                          DONALD A. NODORFT
                                          SECRETARY

Houston, Texas
May 26, 1997


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT TO THE COMPANY IN THE PREADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                            GOLDEN EAGLE GROUP, INC.
                               120 STANDIFER DRIVE
                               HUMBLE, TEXAS 77338

                               PROXY STATEMENT

      The Board of Directors presents this Proxy Statement to all stockholders and solicits their proxies for the Annual Meeting of Stockholders (the "Meeting") to be held on June 20, 1997.

      All proxies duly executed and received will be voted on all matters presented at the Meeting in accordance with the specifications made in such proxies. In the absence of specified instructions, proxies so received will be voted (1) FOR each of the named nominees to the Company's Board of Directors,
(2) FOR the proposal to increase the number of shares of common stock reserved for issuance pursuant to the Company's 1992 Stock Option Plan by 500,000 shares to 900,000 shares, (3) FOR the proposal to increase the number of shares of common stock reserved for issuance pursuant to the Company's 1994 Director Stock Option Plan by 100,000 shares to 250,000 shares and to amend annual authorized share grants and grant dates, and (4) FOR the proposal to ratify the selection of Coopers & Lybrand as the Company's independent auditors for the fiscal year ending December 31, 1997. The Board does not know of any other matters that may be brought before the Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees.

      If any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment. A proxy may be revoked at any time before being voted by written notice to such effect received by the Company at the address set forth above, attention Donald A. Nodorft, Secretary, by delivery of a subsequently dated proxy or by a vote cast in person at the Meeting. The Company will pay the entire expense of soliciting proxies, which solicitation will be by use of the mails. It is anticipated that these proxy materials will be mailed to stockholders of the Company on or about May 26, 1997.

      The Company's Annual Report to the Stockholders for the year ended December 31, 1996, including financial statements, is being mailed with this Proxy Statement to all stockholders entitled to vote at the Meeting. The Annual Report does not constitute a part of the soliciting material.

      Only stockholders of record at the close of business on May 23, 1997 are entitled to vote at the Meeting. The total number of shares of Common Stock of the Company outstanding as of April 15, 1997 was 5,730,000 shares. The Common Stock is the only class of securities of the Company entitled to vote, each share of Common Stock being entitled to one non-cumulative vote. A majority of the shares of Common Stock outstanding and entitled to vote as of May 23, 1997, or 2,865,001 shares, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business.

      The affirmative vote of a plurality of the shares of Common Stock present and voting at the Meeting is required for the election of Directors. The affirmative vote of a majority of the shares of Common Stock present and voting at the Meeting is required to pass upon the proposals to increase the number of shares of common stock reserved for issuance pursuant to the Company's 1992 Stock Option Plan, to increase the number of shares of common stock reserved for issuance pursuant to the Company's 1994 Director Stock Option Plan and to amend related share grants and grant dates and to ratify the selection of Coopers & Lybrand as independent auditors for the Company. Compagnie Daher de Gerance et D'Armement ("Compagnie Daher") which holds approximately 45.8% of the Company's outstanding

Common Stock, has advised the Company that it intends to vote in favor of the named nominees to the Company's Board of Directors and each of the other proposals to be presented at the Meeting.

      Pursuant to Delaware law, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum. However, abstentions are treated as present and entitled to vote and thus have the effect of a vote against a matter. A broker non-vote on a matter is considered not entitled to vote on that matter and thus is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the shares present and entitled to vote has been voted.

      A list of stockholders entitled to vote at the Meeting will be available at the Company's offices, 120 Standifer Drive, Humble, Texas 77338, for a period of ten days prior to the Meeting and at the Meeting itself for examination by any stockholder.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth share ownership information as of April 28, 1997 with respect to (i) each person known to the Company to be a beneficial owner of more than 5% of the Company's Common Stock, (ii) each Director of the Company, (iii) the Chief Executive Officer and the two other most highly compensated executive officers of the Company (the "Named Executive Officers") and (iv) all executive officers and Directors of the Company as a group:

        Name and Address
      OF BENEFICIAL OWNER         NUMBER OF SHARES(L)    PERCENTAGE OWNERSHIP(L)

      Compagnie Daher............   2,626,965  (2)                 45.8%
      120 Standifer Drive
      Humble, TX 77338

      Patrick M. Daher...........   2,636,965  (2)                 46.0%
      120 Standifer Drive
      Humble, TX 77338

      Henri Youngblood...........     401,000  (3)                  7.0%
      22 Export Drive
      Sterling, VA 20164

      Patrick H. Weston..........     320,035  (4)                  5.6%
      120 Standifer Drive
      Humble, TX 77338

      Carlos A. Macaluso.........     187,200  (5)                  3.3%
      11700 N.W. 100th Road
      Medley, FL 33178

      William G. Goldfarb........     234,000  (6)                  4.1%
      2627 N.E. 203rd Street, suite 202
      Miami, FL 33180

      Keith Bates................      10,000  (7)                     -
      120 Standifer Drive
      Humble, TX 77338

      John F. Darden.............      10,000  (7)                     -
      120 Standifer Drive
      Humble, TX 77338

        Name and Address
      OF BENEFICIAL OWNER         NUMBER OF SHARES(L)    PERCENTAGE OWNERSHIP(L)


      Donald A. Nodorft                11,000  (8)                     -
      120 Standifer Drive
      Humble, TX 77338

      All executive officers and
      Directors as a group (eight
      persons)...................   3,409,200  (9)                 59.5%


(1) Except as otherwise noted, includes options and warrants to purchase shares of Common Stock, which become exercisable within 60 days of the date of this report.

(2) Represents 2,626,965 shares of Common Stock held by Compagnie Daher, of which Mr. Daher is Chairman of the Board and Chief Executive Officer and 10,000 shares of Common Stock issuable upon the exercise of stock options.

(3) Includes 400,000 shares of Common Stock issued in connection with the July 95 acquisition by merger of World Trade Transport of VA. Inc. by the Company.

(4) Includes 147,000 shares of Common Stock issuable upon the exercise of stock options.

(5)   Represents shares of Common Stock.

(6) Includes 34,000 shares of Common Stock issuable upon the exercise of stock options.

(7) Represents 10,000 shares of Common Stock issuable upon the exercise of stock options.

(8) Represents 11,000 shares of Common Stock issuable upon exercise of stock options held by the Company's Vice President - Finance and Chief Financial Officer.

(9)   Includes all the shares of Common Stock described in notes (2) through
      (8).

                            ELECTION OF DIRECTORS

      Six Directors are to be elected at the Meeting to serve until the next annual meeting of the Company's stockholders and until their respective successors shall have been elected and shall have qualified or until their earlier resignation, removal from office or death.


NOMINEES

      The following table sets forth information concerning each nominee.


NAME                      AGE                            TITLE
Patrick M. Daher           47                   Chairman of the Board and
                                                Director

Patrick H. Weston          54                   President, Chief Executive
                                                Officer and Director

Carlos A. Macaluso         44                   Executive Vice President
                                                Latin America and
                                                Director

William G. Goldfarb        70                   Director

Keith Bates                57                   Director

John F. Darden             50                   Director

      PATRICK M. DAHER was elected Chairman of the Board and a Director of the Company in March 1994, upon completion of the acquisition by merger of Daher America, Inc. (the "Merger"). Since 1991, Mr. Daher has been Chairman of the Board and Chief Executive Officer of Compagnie DAHER, a French transportation and logistics concern which became the Company's principal stockholder upon completion of the Merger. From 1985 to 1990, Mr. Daher was Executive Vice President of ETS DAHER & Co., a French-based freight forwarding concern.

      PATRICK H. WESTON was elected President, Chief Executive Officer and a Director of the Company in March 1994, upon completion of the Merger. From July 1985 until the Merger, Mr. Weston served as President and Chief Executive Officer of DAHER America.

      CARLOS A. MACALUSO is Executive Vice President for Latin America and a Director of the Company. Mr. Macaluso has served as a Director since 1983. From 1983 until completion of the Merger, Mr. Macaluso also served as President and Chief Operating Officer of the Company. Mr. Macaluso has been employed by the Company since 1981.

      WILLIAM G. GOLDFARB co-founded the Company in 1979 and serves as a Director of the Company, a position he has held since that time. Mr. Goldfarb also served as Chairman of the Board of the Company from 1979 to September 1992. He has served as a general partner of various limited partnerships and in various executive capacities with privately-held companies, engaged in the development of major residential and commercial real estate projects, including Northern Capital Corporation, for approximately the past 25 years.

      KEITH BATES was appointed to the Board of Directors of the Company in August 1994. Mr. Bates has been affiliated with Colgate-Palmolive since 1961 in various capacities most recently as Vice President of European Operations since 1995, as Vice President of Manufacturing-Latin America from 1992 to 1994, and as Director of Manufacturing-Latin America from 1986 to 1992.

      JOHN F. DARDEN was elected a Director of the Company in November 1994. Since 1986 Mr. Darden, a certified public accountant, has been Senior Vice President-Finance and Chief Financial Officer of GAB Business Services, Inc. a large insurance adjusting firm.

ELECTION OF DIRECTORS AND EXECUTIVE OFFICERS; VOTING AGREEMENTS

      Directors of the Company hold their offices until the next annual meeting of the Company's stockholders and until their successors have been duly elected and qualified or their earlier resignation, removal from office or death.

      Upon completion of the Merger, an agreement (the "Stockholders Agreement") was entered into by and among the Company, Compagnie Daher, Patrick H. Weston, Gary M. Goldfarb, Carlos A. Macaluso and William Goldfarb. (Gary M. Goldfarb, Carlos A. Macaluso and William Goldfarb being collectively, the "GEG Stockholders"), pursuant to which it was agreed that Compagnie Daher shall have the right to designate four of the Company's seven Directors (the "Compagnie Daher Designees") and the GEG Stockholders, in their capacity as Directors of the Company, shall have the right to designate the remaining three Directors (the "Company Designees"). Pursuant to the Stockholders Agreement, the Company agreed to include the Compagnie Daher Designees and the Company Designees in management's slate presented to stockholders at each annual meeting of stockholders of the Company and use its best efforts to cause all such designees to be elected. Compagnie Daher, Patrick H, Weston and the GEG Stockholders agreed to vote their respective shares of Common Stock at each annual meeting of stockholders of the Company for the election of the Compagnie Daher Designees and the Company Designees as Directors of the Company.

      In December 1996, in conjunction with the resignation of Gary M. Goldfarb as both an officer and director, the parties to the Stockholders Agreement amended the Stockholders Agreement whereby the new board designee to the seven member board who shall take Gary Goldfarb's place shall be nominated by a Nominating Committee established by the Board of Directors (the "Nominating Committee Designee"), and shall be elected by a simple majority vote of the shareholders of the Company as provided in the Company's bylaws. The parties further agreed that the remaining two board positions held by William Goldfarb and Carlos Macaluso may only be held by those two persons and that they could not nominate designees. When either of these gentleman relinquish their board seat, such seat shall then be filled through the Nominating Committee process as set out above. Such director would then be submitted to a vote of the Shareholders at the Company's next annual Stockholders meeting.

      Patrick M. Daher, Patrick H. Weston, Keith Bates and John F Darden are currently the Compagnie Daher Designees and Carlos A. Macaluso and William Goldfarb are currently the Stockholder Designees. The provisions of the Stockholders Agreement, as amended, regarding the election of the Company's Directors will remain in effect for so long as Compagnie Daher owns not less than 20% of the issued and outstanding Common Stock.

      In lieu of nominating a candidate to fill the vacant seventh seat on the board, on April 25, 1997 the Board resolved by unanimous consent to reduce the number of directors from seven to six.

       Officers of the Company serve at the pleasure of the Board of Directors and until the first annual meeting of the Board of Directors following the next annual meeting of the Company's stockholders and until their successors have been chosen and qualified.

COMMITTEES

      The Board of Directors has neither an audit committee nor a nominating committee, but rather performs these functions as a whole.

      COMPENSATION COMMITTEE. The Compensation Committee is currently comprised of Patrick M. Daher, John F. Darden, Keith Bates and William G. Goldfarb. The Compensation Committee's responsibilities consist of recommending and approving the salary and fringe benefit policies of the Company, including compensation of executive officers of the Company. The Compensation Committee was established in April 1994.

      1992 STOCK OPTION COMMITTEE. The 1992 Stock Option Committee is currently comprised of Patrick M. Daher, William G. Goldfarb, John F. Darden and Keith Bates. The 1992 Stock Option Committee administers the Company's Amended 1992 Stock Option Plan (the "1992 Option Plan") and recommends and approves grants of stock options under the 1992 Stock Option Plan. The 1992 Stock Option Committee was originally established in January 1992 and was re-established in August 1994.

      DIRECTORS STOCK OPTION COMMITTEE. The Directors Stock Option Committee, established in April 1994, is currently comprised of Patrick H. Weston and Carlos A. Macaluso. The Directors Stock Option Committee's responsibilities include administering the 1994 Directors Stock Option Plan (the "Directors Plan").

ADDITIONAL INFORMATION CONCERNING DIRECTORS

      The Board of Directors of the Company held four meetings during the year ended December 31, 1996. Each Director, during the period he served as such, was present at not less than 75% of the meetings of the Board of Directors held such year.

      All Directors are reimbursed for travel, lodging and similar expenses incurred in connection with their attendance at meetings of the Board of Directors. In addition to the foregoing, in August 1994, the Board of Directors adopted the 1994 Directors Stock Option Plan which compensates non-employee directors for their time and efforts on behalf of the Company with annual grants of options to purchase Common Stock.

      Grants of options under the 1994 Directors Stock Option Plan, as established at the November 11, 1994 Shareholder Meeting, are to be granted as of the date of each Annual Shareholder Meeting. The Company did not have Shareholder Meeting in 1995 for the fiscal year ended December 31, 1994 thus outside directors did not receive the annual option grant prescribed in the 1994 Directors Plan. September 6, 1996, in recognition of the valuable time and service given to the Company in 1994 by the outside directors, the Director Stock Option Committee recommended, and the Board approved payment of a directors fee of $10,000 to each of the four independent directors that served in that year.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors, executive officers and holders of more than ten percent of the Company's Common Stock to file initial reports of ownership and changes in ownership of Common Stock with the Securities and Exchange Commission (the "SEC") and NASDAQ. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or oral or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the year ended December 31, 1996, all filing requirements applicable to its Directors, executive officers and greater than ten percent (10%) beneficial owners were fulfilled.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSED NOMINEES FOR DIRECTOR.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following compensation table sets forth, for the years ended December 31, 1996, 1995 and 1994, the cash and certain other compensation paid by the Company to the Named Executive Officers. For further information concerning named executive officers see " Election of Directors".

                                                                                   LONG TERM
                                                                                  COMPENSATION
                                                   ANNUAL COMPENSATION               AWARDS
                                           ---------------------------------    -----------------
                                                                Other Annual    Shares Underlying
                                                                Compensation       Options/SARS
    Name and Principal Position     Year   Salary ($)  Bonus ($)    ($)                (#)
    ---------------------------     ----   ---------   -------     ------          -------------
     Patrick H. Weston (1)          1996    237,000    104,800      (2)                  -
     President and CEO              1995    192,883     18,600      (2)            100,000(3)
                                    1994    181,167      7,000      (2)             47,000(3)

     Gary M. Goldfarb (4)(5)        1996    143,900     30,000      (2)                  -
     Executive Vice President       1995    136,027      9,300      (2)              12,000(3)(6)
     Corporate Development          1994    117,394      5,000      (2)              47,000(3)

     Carlos A. Macaluso (4)         1996    143,400     61,730      (2)                   -
     Executive Vice President       1995    136,027      9,300      (2)              12,000(3)(6)
     Sales and Marketing            1994    117,394      5,000      (2)              47,000(3)

     Donald A. Nodorft (7)          1996     95,000     47,500      (2)              11,000(3)
     Vice President, Finance
     and Chief Financial Officer

(1) Mr. Weston became the Company's President and CEO upon completion of the Merger in March 1994.

(2) Represents less than ten percent of the Named Executive Officer's compensation.

(3) Represents options granted under the Company's Amended 1992 Stock Option Plan (the "1992 Option Plan").

(4) Upon completion of the Merger in March 1994, Mr. Goldfarb the Company Chairman and CEO, became the Company's Executive Vice President-Corporate Development and Mr. Macaluso, the Company's President and Chief Operating Officer, became the Company's Executive Vice President-Sales and Marketing. In 1996 Mr. Macaluso was appointed Executive Vice President-South America.

(5)   Mr. Goldfarb resigned as an officer and director in December 1996.

(6) In February 1995, Messrs. Goldfarb and Macaluso each agreed to accept 12,000 stock options under the 1992 Option Plan in lieu of the issuance of additional shares of Common Stock after the Company met certain performance goals in 1994 related to the October 1993 temporary salary reduction agreement. See Employment Agreements.

(7) Mr. Nodorft became the Company's Vice President-Finance and CFO upon completion of the Merger in March 1994. Total annual compensation for years prior to 1996 was less than $100,000.

1992 OPTION PLAN

      The 1992 Option Plan provides for issuance of options covering up to 400,000 shares of Company Common Stock at a purchase price per share at least equal to one hundred percent of fair market value of a share of Common Stock on the date of grant. The purpose of the 1992 Option Plan is to provide additional incentives to attract and retain qualified and competent persons as Directors, officers, employees, consultants or agents who provide management services or upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons. In furtherance of this purpose, the 1992 Option Plan authorizes (a) the granting of incentive or non-qualified (as defined in the 1992 Option Plan) stock options to purchase Common Stock to persons satisfying the description above and (b) the provision of loans for the purpose of financing the exercise of options and the amount of taxes payable in connection therewith.

      Options are intended to be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom grants of options are to be made are to be determined from time to time by the 1992 Stock Option Committee or the Board of Directors, in its discretion, it is impossible at this time to indicate the precise number, name or position of persons who will receive options or the number of shares for which options will be granted to any such person, except to the extent already granted.

      In March 1997, the Company's Board of Directors adopted, subject to approval by the Company's stockholders, a resolution to amend the 1992 Option Plan to increase by 500,000 shares to 900,000 shares the number of shares of Common Stock that are reserved for issuance.

1994 DIRECTORS PLAN

      The 1994 Directors Plan provides for issuance of options covering up to 150,000 shares of Company Common Stock at a purchase price per share at least equal to one hundred percent of fair market value of a share of Common Stock on the date of grant. The Company's directors who are not employees of the Company are eligible to participate in the Company's Director's Plan. Pursuant to the Director's Plan non-employee directors are granted options to purchase shares of Common Stock as follows: (i) options to purchase 5,000 shares of Common Stock will be granted to each non non-employee Director who joins the Company as of the date on which such person is elected or appointed to the Board of Directors the ("Initial Grant Date"); and (ii) options to purchase 5,000 shares of Common Stock will be granted to each non-employee Director on the date of each annual meeting of stockholders, commencing with the first annual meeting occurring at least six months after adoption of the 1994 Directors Plan. During the year ended December 31, 1996, 20,000 additional grants were issued and all prior grants are vested shares. As of April 28, 1997, options to purchase 64,000 shares of Common Stock had been granted under the Directors Plan.

       In March 1997, the Company's Board of Directors adopted, subject to approval by the Company's stockholders, a resolution to amend the 1994 Directors Stock Option Plan (the "1994 Directors Plan") to, (a) increase by 100,000 shares to 250,000 shares the number of shares of Common Stock in the Company's 1994 Directors Plan that are reserved for issuance, (b) increase to 7,500, the number of options to be granted to each eligible director on the Initial Grant Date, and (c) increase the annual Option grant to purchase shares each Eligible Director shall receive to 7,500 on the last day of the Company's fiscal year that ends at least six months after the Initial Grant Date for each such Eligible Director.

OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth information concerning individual grants of stock options made during the fiscal year ended December 31, 1996 to each of the Named Executive Officers:

 OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                               POTENTIAL
                      NUMBER OF                                                                            REALIZABLE VALUE AT
                       SHARES              % OF TOTAL                                                        ASSUMED ANNUAL
                      UNDERLYING         OPTIONS GRANTED              EXERCISE OR                         RATES OF STOCK PRICE
                       OPTIONS           TO EMPLOYEES IN              BASE PRICE         EXPIRATION          APPRECIATION
     NAME              GRANTED (#)        (1)FISCAL YEAR               ($/SHARE)            DATE           5%($)       10%($)
-----------------     -------------        --------------              ---------          ---------       -------      --------
Donald A. Nodorft        11,000                 37%                       2.500          03/04/1999        $2,795        $5,674
-----------------

(1) Represents options granted under the 1992 Option Plan.

STOCK OPTIONS HELD AT END OF FISCAL 1996

      The following table provides information concerning stock options exercised by each of the four named executive officers and the value of options held by each such officer on December 31, 1996.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION VALUES

                                                                                            VALUE OF UNEXERCISED
                                                              NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                            SHARES                          OPTIONS AT FISCAL YEAR END        FISCAL YEAR END (1)
                          ACQUIRED ON           VALUE      ----------------------------  ----------------------------
                           EXERCISE(#)       REALIZED ($)  EXERCISABLE    UNEXERCISABLE  EXERCISABLE    UNEXERCISABLE
                          ------------       ------------  -----------    -------------  -----------    -------------
Patrick H. Weston              -                   -        147,000                 -       $149,938        -
Gary M. Goldfarb            59,000             $141,775        -                    -           -           -
Carlos A. Macaluso          59,000             $141,775        -                    -           -           -
Donald A. Nodorft           24,000             $ 59,125      11,000                 -        $ 2,750        -

(1) Based on a closing bid price on December 31, 1996 of $2.750 per share as reported by NASDAQ.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

      In March 1994, the Company entered into a five-year employment agreement with Patrick H. Weston, which provides for an annual base salary of $175,000 and a monthly car allowance of $1,000. The Company is also party to employment agreements with each of Gary M. Goldfarb and Carlos A. Macaluso expiring in December 1997, which provide for annual base salaries of $125,000 each and monthly car allowances of $550 each. In October 1993, Messrs. Goldfarb and Macaluso agreed to a temporary reduction in salary rate to $105,000 per annum, as described below.

      The employment agreement with each of Messrs. Weston, Goldfarb and Macaluso also provides that such officers will be entitled to participate in an annual bonus pool to be established equal to five percent of the Company's pre-tax income for each fiscal year before giving effect to extraordinary gains, which bonus pool will be allocated among the senior management of the Company by its Board of Directors. The employment agreements may be extended for additional one-year terms unless terminated by either party at least 90 days prior to the end of any term. Pursuant to such employment agreements, the Company is obligated to pay each employee full compensation pursuant to such agreement for the remainder of the term of such agreement if the employee is terminated without cause. If an employee's employment with the Company is terminated for any other reason, such employee will not be entitled to any compensation pursuant to such agreement except for any amounts accrued prior to such termination. Each of the employment agreements contains non-competition and non-disclosure covenants.

      In October 1993, in order to assist the Company in conserving capital, Messrs. Goldfarb and Macaluso agreed to a temporary reduction in their salary rates to $105,000 per annum. The Company agreed with each of them that their prior salary levels would be restored if the Company achieves break-even or has pre-tax income for two consecutive quarters during fiscal 1994. In addition, the Company granted each of Messrs. Goldfarb and Macaluso options under the 1992 Option Plan to purchase 5,000 shares of Common Stock at an exercise price of $3.88 per share and agreed that if the Company achieves break-even or has pre-tax income during fiscal 1994, they would each be entitled to receive one share of Common Stock for each $2.50 in cash compensation waived pursuant to the salary reduction program. Messrs. Goldfarb and Macaluso had their salary levels restored to $125,000 in October 1994 after the specified performance criteria were met. In February 1995, Messrs. Goldfarb and Macaluso were each granted 12,000 options to purchase Common Stock by the Board of Directors at the per-share market price at the time of the grant in lieu of an issuance of Common Stock.

      On December 12, 1996, Mr. Goldfarb resigned from his position as Executive Vice President-Corporate Development to pursue various outside consulting opportunities thereby terminating all remaining obligations under the employment contract entered between he and the Company. Both parties agreed that it was in the best interests of the Company for Mr. Goldfarb to be available on a consulting basis to maintain continuity with certain business interests brought to the Company by Mr. Goldfarb. The Company and Mr. Goldfarb thus agreed to enter into a consulting agreement whereby Mr. Goldfarb will be available for consultation for a monthly fee of $11,000 through November 30, 1997.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors reviews and recommends the compensation arrangements for the named executive officers with respect to salaries, bonuses and grants of options to purchase shares of Common Stock under the Company's 1992 Stock Option Plan.

      OBJECTIVES AND POLICIES

      The Compensation committee strives to:

      o motivate executive officers to create added value for the Company's shareholders through compensation incentives that are tied to the Company's operating performance

      o reward executive officers for their individual performance and the performance of the Company

      o provide compensation and benefits at levels which enable the Company to attract and retain high quality executives

      To accomplish these objectives, the Compensation Committee retained a professional consulting firm (Coopers & Lybrand, L.L.P.) in 1995 to evaluate and advise the Committee on compensation alternatives for its executive officers. The consulting firm took into consideration the respective responsibilities of said officers, the size of the company, compensation programs in peer group competitors and in companies of similar size and operating characteristics. The Committee used the consultant's study to establish base compensation levels for 1996 for each of the named executives which would accomplish the stated objectives, and then established a strong incentive plan based on operating performance targets which would reward the executives with additional bonus compensation and grants of options to purchase Common Stock.

      SUMMARY

      The Compensation Committee, the Board of Directors and senior management, takes executive compensation at the Company seriously. After reviewing the Company's operating results for 1996, the Committee has concluded that the amounts paid to executive officers in fiscal 1996 appropriately reflect individual performance, are properly linked to established targets and goals of the Company and are generally competitive with amounts paid to executive officers of comparable companies.

COMPENSATION COMMITTEE

      John F. Darden, Chairman
      Patrick M. Daher
      Keith Bates
      William G. Goldfarb

PERFORMANCE GRAPH
            .
      The following graph compares the cumulative total shareholder return on the Common Stock of the Company from December 31, 1992 (the Common Stock was first offered to the public at an initial public offering price of $5.00 per share on November 24, 1992) through December 31, 1996 with the cumulative total return on the NASDAQ Composite Index and a peer group comprised of four publicly traded international freight forwarders that most closely resemble the operations of the Company (weighted for comparison purposes for stock market capitalization). The graph assumes an investment of $100 in the Company's Common Stock and reinvestment of all dividends. The Company did not pay any dividends during this period. The NASDAQ Composite Index is published monthly. The following companies comprise the peer group: Air Express International, Fritz Companies, Expeditors International, and the Harper Group.



             COMPARISON OF 48 MONTH CUMULATIVE TOTAL RETURN AMONG
          GOLDEN EAGLE GROUP, INC., THE NASDAQ COMPOSITE INDEX AND A
       PEER GROUP OF SIMILAR INTERNATIONAL FREIGHT FORWARDING COMPANIES

                               12/31/92     12/31/93    12/31/94    12/31/95    12/31/96
                               --------     --------    --------    --------    --------
Nasdaq Composite Index.........  100.00       114.29      107.86      151.43      198.57
Golden Eagle Group.............  100.00        77.42       47.94       51.61       70.97
Peer Group.....................  100.00        96.46      140.64      225.42      175.16

      The Comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

                             CERTAIN TRANSACTIONS

      AGENCY AGREEMENT. Upon completion of the Merger, the Company entered into an exclusive agency agreement with Compagnie Daher pursuant to which the Company appointed Compagnie Daher as its exclusive agent in France and Compagnie Daher appointed the Company as its exclusive agent in the United States, other than with respect to one of Compagnie Daher's existing accounts. Each party has the right to terminate the agency agreement upon two months notice to the other party. The other terms of the agency agreement are comparable to those between the Company and its non-affiliated agents.

      TRANSACTION BETWEEN CONTROL PERSONS. In February 1996, Patrick Weston, the Company's CEO and a director, purchased 33,046 shares of Common Stock directly from the Company's major stockholder, Compagnie Daher.

      GOLDFARB CONSULTING AGREEMENT. The Company entered into a Consulting Agreement dated December 12, 1996 with Gary M. Goldfarb, a former director and executive officer of the Company (the "Goldfarb Consulting Agreement"), to which Mr. Goldfarb agreed to assist the Company with transition of certain business interests in which he was involved with prior to his resignation from the Company on December 12th 1996. The Goldfarb Consulting Agreement provides for a monthly consulting fee of $11,000 through November 30, 1997.

              PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON
                 STOCK RESERVED FOR ISSUANCE PURSUANT TO THE
          COMPANY'S 1992 STOCK OPTION PLAN BY 500,000 TO 900,000 SHARES

GENERAL

      In March 1997, the Company's Board of Directors adopted, subject to approval by the Company's stockholders, a resolution to increase by 500,000 to 900,000 shares the number of shares of Common Stock in the Company's 1992 Stock Option Plan (the "1992 Option Plan) that are reserved for issuance. The 1992 Option Plan presently authorizes 400,000 shares for issuance upon exercise of stock options. The current text of the 1992 Option Plan, as modified pursuant to this amendment, is attached as Exhibit A. The material features of the 1992 Option Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 1992 Option Plan, as amended.

      The purpose of the 1992 Option Plan is to provide additional incentives to attract and retain qualified and competent persons as Directors, officers, employees, consultants or agents who provide management services or upon whose efforts and judgement the success of the Company is largely dependent, through the encouragement of the stock ownership in the Company by such persons. In furtherance of this purpose, the 1992 Option Plan authorizes (a) the granting of incentive or nonqualified (as defined in the 1992 Option Plan) stock options to purchase Common Stock to persons satisfying the description above and (b) the provision of loans for the purpose of financing the exercise of options and the amount of taxes payable in connection therewith.

       The 1992 Option Plan is administered by a committee consisting of two or more directors designated by the Board of Directors (the "1992 Stock Option Committee") or, if a committee is not designated by the Board of Directors, by the Board of Directors as a whole. The 1992 Stock Option Committee in its sole discretion, determines the persons to be awarded options, the number of shares subject thereto and the exercise price and other terms thereof. In addition, the 1992 Stock Option Committee has full power and authority to construe and interpret the 1992 Option Plan, and the acts of the 1992 Stock Option Committee are final, conclusive and binding upon all interested parties, including the Company, its stockholders, its officers and employees, recipients of grants under the 1992 Option Plan and all persons or entities claiming by or through such persons. The Board has established the 1992 Stock Option Committee to administer the 1992 Option Plan. The 1992 Stock Option Committee is currently comprised of Patrick M. Daher, Keith Bates, John F. Darden and William G. Goldfarb.

      Options are intended to be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom grants of options are to be made are to be determined from time to time by the 1992 Stock Option Committee or the Board of Directors, in its discretion, it is impossible at this time to indicate the precise number, name or position of persons who will receive options or the number of shares for which options will be granted to any such person, except to the extent already granted.

      Assuming approval of the proposed amendment, an aggregate of 900,000 shares of Common Stock (subject to adjustment as discussed below) will he reserved for sale upon exercise of options granted under the 1992 Option Plan. As of April 15,1997, options to purchase 400,000 shares of Common Stock are issued and outstanding under the 1992 Option Plan. The shares acquired upon exercise of options granted under the 1992 Option Plan will be authorized and unissued shares of Common Stock. The Company's stockholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the 1992 Option Plan. If any option granted under the 1992 Option Plan should expire or terminate for any reason other than having been exercised, the unpurchased shares subject to that option will again be available for purposes of the 1992 Option Plan.

                              TERMS AND CONDITIONS

      All options granted under the 1992 Option Plan are evidenced by a written agreement between the Company and the grantee. Such agreements shall contain such terms and conditions, consistent with the 1992 Option Plan, relating to the grant, the time or times of exercise and other terms of the options as the Committee prescribes.

      Under the 1992 Option Plan, the option price per share for incentive stock options may not be less than the fair market value of the underlying shares on the date of grant. For purposes of the 1992 Option Plan, and for so long as the Company's Common Stock is listed on Nasdaq, the term "fair market value" means the mean between the closing high bid and low asked quotations of the Common Stock as reported by Nasdaq on the business day preceding the date of grant. The exercise price of an option may he paid in cash, or at the sole discretion of the 1992 Stock Option Committee, by delivery of already owned shares of Common Stock having a fair market value equal to the exercise price, or by a combination of the foregoing. The 1992 Option Plan also authorizes the Company to make loans to optionees to enable them to exercise their options. Such loans must (i) provide for recourse to the optionee, (ii) bear interest at a rate of 10%, and (iii) be secured by the shares of Common Stock purchased. Cash payments will be used by the Company for general corporate purposes. Payments made in Common Stock must be made by delivery of stock certificates in negotiable form.

       The use of already owned shares of Common Stock applies to payment for the exercise of any option in a single transaction and to the "pyramiding" of already owned shares in successive, simultaneous option exercises. In general, pyramiding permits an option holder to start with as little as one share of Common Stock and exercise an entire option to the extent then exercisable (no matter what the number of shares subject thereto). By utilizing already owned shares of Common Stock, no cash (except for fractional share adjustments) is needed to exercise an option. Consequently, the optionee would receive Common Stock equal in value to the spread between the fair market value of the shares subject to the option and the exercise price of the option.

      No option granted under the 1992 Option Plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option is exercisable only by such optionee. The expiration date of an option will be determined by the 1992 Stock Option Committee at the time of the grant, but in no event will an option be exercisable after the expiration of ten years from the dates of grant. An option may be exercised at any time or from time to time or only after a period of time or in installments, as the 1992 Stock Option Committee determines. The 1992 Stock Option Committee may in its sole discretion accelerate the date on which any option may be exercised.

       The unexercised portion of any option granted to an employee under the 1992 Option Plan shall automatically be terminated (a) three months after the date on which the optionee's employment or relationship with the Company is terminated for any reason other than (i) Cause (as defined in the 1992 Option
Plan); (ii) mental or physical disability; or (iii) death; (b) immediately upon the termination of the optionee's employment or relationship with the Company for Cause; (c) one year after the date on which the optionee's employment or relationship with the Company is terminated by reason of mental or physical disability; or (d) (i) one year after the date on which the optionee's employment or relationship with the Company is terminated by reason of death of the employee or (ii) one year after the date on which the optionee shall die if such death shall occur during the one year period following the termination of the optionee's employment or relationship with the Company by reason of mental or physical disability.

      To prevent dilution of the rights of a holder of an option, the 1992 Option Plan provides for adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any subdivision or consolidation of shares, any stock dividend, recapitalization or other capital adjustment of the Company. Provisions governing the effect upon options of a merger, consolidation or other reorganization of the Company are also included in the 1992 Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

       See "Federal Income Tax Consequences of the Plan" for a description of tax consequences.

  AMENDMENTS

      The 1992 Option Plan will expire on September 15, 2002, and any option outstanding on such date will remain outstanding until it has either expired or has been exercised. The 1992 Stock Option Committee may amend, suspend or terminate the 1992 Option Plan at any time, provided that such amendment may not adversely affect the rights of any optionee under an outstanding option without the affected optionee's written consent. In addition, the Committee may not amend the 1992 Option Plan to, (a) increase the number of shares of Common Stock reserved for issuance or change the class of persons eligible to receive options, (b) permit the granting options that expire beyond the maximum 10 year-period, or (c) extend the termination date of the 1992 Option Plan, without first obtaining stockholder approval.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE PURSUANT TO THE COMPANY'S 1992 STOCK OPTION PLAN.

                 PROPOSAL TO INCREASE THE NUMBER OF SHARES OF
              COMMON STOCK RESERVED FOR ISSUANCE PURSUANT TO THE
   COMPANY'S 1994 DIRECTORS STOCK OPTION PLAN BY 100,000 TO 250,000 SHARES AND
           TO AMEND ANNUAL AUTHORIZED SHARE GRANTS AND GRANT DATES

GENERAL

       In March 1997, the Company's Board of Directors adopted, subject to approval by the Company's stockholders, a resolution to amend the 1994 Directors Stock Option Plan (the "1994 Directors Plan") to, (a) increase by 100,000 shares to 250,000 shares the number of shares of Common Stock in the Company's 1994 Directors Plan that are reserved for issuance, (b) increase to 7,500, the number of options to be granted to each eligible director on the Initial Grant Date, and (c) increase the annual Option grant to purchase shares each Eligible Director shall receive to 7,500 on the last day of the Company's fiscal year that ends at least six months after the Initial Grant Date for each such Eligible Director. The current text of the 1994 Directors Plan as modified pursuant to this amendment, is attached as Exhibit B. The material features of the Directors' Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 1994 Directors Plan, as amended.

      The purpose of the 1994 Directors Plan is to provide additional incentives to attract and retain qualified competent non-employee Directors, upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons. In furtherance of this purpose, the 1994 Directors' Plan authorizes the granting of nonqualified stock options to purchase Common Stock to non-employee Directors. The Company currently has four non- employee Directors, Patrick M. Daher, William G. Goldfarb and Keith Bates and John F. Darden each subject to re-election at the Meeting.

       The 1994 Directors Plan is administered by the Directors Stock Option Committee (the "Directors Stock Option Committee"), which is currently comprised of Patrick H. Weston and Carlos A. Macaluso. Pursuant to the Directors' Plan, non-employee Directors are currently granted options to purchase shares of Common Stock as follows: (i) options to purchase 5,000 shares of Common Stock were automatically granted to all current non-employee Directors as of September 1, 1994; (ii) options to purchase 5,000 shares of Common Stock will be granted to each new non-employee Director who joins the Company as of the date on which such person is elected or appointment to the Board of Directors; and (iii) options to purchase 5,000 shares of Common Stock will be granted to each non-employee Director on the date of each annual meeting of stockholders, commencing with the first annual meeting occurring at least six months after adoption of the 1994 Directors Plan (with respect to current non-employee Directors) or the election or appointment of new non-employee Directors, as the case may be. For purposes of the 1994 Directors Plan, a Director is a non-employee Director if he or she does not receive regular compensation from the Company or its subsidiaries, other than Directors' fees and reimbursement for expenses. The Directors Stock Option Committee has the authority to adopt such rules and regulations and make such, determinations as are consistent with the 1994 Directors Plan and as are necessary or desirable for the implementation and administration of the 1994 Directors Plan, provided that the Committee does not have any discretion with respect to the grant of options under the Directors' Plan Except as set forth under "Options Granted Under the 1994 Directors Plan" below, it is impossible at this time to indicate the precise number of options that will be granted to non-employee Directors under the 1994 Directors Plan, as the future composition of the Board cannot he determined.

      The shares acquired upon exercise of options granted under the 1994 Directors Plan will be authorized and unissued shares of Common Stock. The Company's stockholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the 1994 Directors Plan. If any option granted under the 1994 Directors Plan should expire or terminate for any reason, other than by reason of having been exercised in full, the unpurchased shares subject to that option will again he available for issuance pursuant to the 1994 Directors Plan.

TERMS AND CONDITIONS

      All options granted under the 1994 Directors Plan must be evidenced by a written agreement between the Company and the optionee. The terms and conditions of such agreement, including those relating to the grant, the time or times of exercise and other terms of the options, must be consistent with the 1994 Directors Plan.

      Under the 1994 Directors Plan, the exercise price per share for all options shall be the fair market value of the underlying shares of Common Stock on the date of grant. For purposes of the Directors' Plan, and for so long as the Company's Common Stock is traded on Nasdaq, the term "fair market value" for the Common Stock means the mean between the closing high bid and low asked quotations of the Common Stock as reported by Nasdaq on the business day preceding the date of grant. The exercise price of an option shall be paid to the Company in cash in the event a non-employee Director elects to exercise such option.

      No option granted under the 1994 Directors Plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option is exercisable only by him or her. An option granted under the 1994 Directors Plan will not become exercisable until six months after the date on which it is granted, and will remain exercisable for a period of ten years thereafter. The unexercised portion of any option granted to a non-employee Director under the 1994 Directors Plan will automatically terminate one year after the date on which such person ceases to be a Director; except, in the ease of the death of such person, the option will remain exercisable by his or her estate or heirs for a period of three months.

      To prevent dilution of the rights of a holder of an option, the 1994 Directors Plan provides for adjustment of the number of shares for which options may he granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any subdivision or consolidation of shares, any stock dividend, recapitalization or other capital adjustment of the Company. Provisions governing the effect upon options of a merger, consolidation or other reorganization of the Company are also included in the 1994 Directors Plan.

OPTIONS GRANTED UNDER THE 1994 DIRECTOR PLAN

      As of April 28, 1997, 64,000 options to purchase Common Shares have been granted under the 1994 Directors Plan.

FEDERAL INCOME TAX CONSEQUENCES

       See "Federal Income Tax Consequences of the Plans" for a description of tax consequences.

AMENDMENTS

       No option may be granted under the 1994 Directors Plan after August 9, 2004, and any option outstanding on such date will remain outstanding until it has either expired or has been exercised. The Directors Stock Option Committee may amend, suspend or terminate the 1994 Directors Plan at any time, provided that such amendment may not adversely affect the rights of an optionee under an outstanding option without the affected optionee's written consent. In addition, no such amendment may without first obtaining stockholder approval, (a) increase the number of shares of Common Stock reserved for issuance, change the class of persons eligible to receive options, or involve any other change or modification requiring stockholder approval under Rule 16b-3 under the Securities Exchange Act of 1934; (b) give discretion, to the Directors Stock Option Committee with respect to the grant of options; or (c) extend the termination date of the Directors Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION AND APPROVAL OF THE AMENDED 1994 DIRECTORS STOCK OPTION PLAN AND THE PROPOSAL TO INCREASE THE NUMBER OF COMMON SHARES RESERVED FOR ISSUANCE INCLUDED THEREIN.

                  FEDERAL INCOME TAX CONSEQUENCES OF THE PLANS

      For purposes hereof, the 1992 Option Plan and the 1994 Directors Plan are hereinafter referred to as the "Plans." The Plans are not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), nor are they subject to any of the provisions of the Employee Retirement income Security Act of 974, as amended.

       NONQUALIFIED STOCK OPTIONS. An optionee granted a nonqualified stock option under the Plans will generally recognize, at the date of exercise of such option, ordinary income equal to the difference between the exercise price and the fair market value of the shares of Common Stock subject to the nonqualified stock option. This taxable ordinary income will be subject to Federal income tax withholding and the Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income recognized by the optionee provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable, and the Company satisfies its withholding obligation with respect to such income.

       If the 1992 Stock Option Committee permits an optionee to exercise a nonqualified stock option under the 1992 Option Plan by delivering shares of the Company's Common Stock, the optionee will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the optionee's tax basis. The optionee, however, will be taxed as described above with respect to the exercise of the nonqualified stock option as if he had paid the exercise price in cash, and the Company likewise will be entitled to an equivalent tax deduction. Provided a separate identifiable stock certificate is issued, the optionee's tax basis on that number of shares received on such exercise which is equal to the number of shares surrendered on such exercise will be equal to his tax basis in the shares surrendered and his holding period for such number of shares received will be included in his holding period for the shares surrendered. The optionee's tax basis and holding period for the additional shares received on exercise of a nonqualified stock option paid for, in whole or in part, with shares will be the same as if the optionee had exercised the nonqualified stock option solely for cash.

       INCENTIVE STOCK OPTIONS. Incentive stock options are "incentive stock options" as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option. However, an employee who exercises an incentive stock option by delivering shares of Common Stock previously acquired pursuant to the exercise of an incentive stock option is treated as making a Disqualifying Disposition (defined below) of such shares if the employee delivers such shares before the expiration of the holding period applicable to such shares. The applicable holding period is the longer of two years from the date of grant or one year from the date of exercise. The effect of this provision is to prevent "pyramiding", the exercise of an incentive stock option (i.e., the exercise of the incentive stock option for one share and the use of that share to make successive exercises of the incentive stock option until it is completely exercised) without the imposition of current income tax.

      The amount by which the fair market value of the shares acquired at the time of exercise of an incentive stock option exceeds the purchase price of the shares under such option will be treated an item of adjustment included in the optionee's alternative minimum taxable income for purposes of the alternative minimum tax. If, however, there is a Disqualifying Disposition in the year in which the option is exercised, the maximum amount of the item of adjustment for such year is the gain on the disposition of the Common Stock. If there is Disqualifying Disposition in a year other than the year of exercise, the dispositions will not result in an item of adjustment for such other year.

       If, subsequent to the exercise of an incentive stock option (whether paid for in cash or in shares), the optionee holds the shares received upon exercise for a period that exceeds (a) two years from the date such incentive stock option was granted or, if later (b) one year from the date of exercise (the "Required Holding Period"), the difference (if any) between the amount realized from the sale of such shares and their tax basis to the holder will be taxed as long-term capital gain or loss. If the holder is subject to the alternative minimum tax in the year of disposition, such holder's tax basis in his shares will be increased for purposes of determining his alternative minimum tax for such year, by the amount of the item of adjustment recognize with respect to such shares in the year the option was exercised.

      In general, after exercising an incentive stock option, an employee disposes of the shares so acquired before the end of the Required Holding Period (a "Disqualifying Disposition"), such optionee would be deemed in receipt of ordinary income in the year of the Disqualifying Disposition in an amount equal to the excess of the fair market value of the shares at the date the incentive stock option was exercised over the exercise price. If the Disqualifying Disposition is a sale or exchange that would permit a loss to be recognized under the Code (were a loss in fact to be sustained), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the optionee's ordinary income would be limited to the gain (if any) from the sale. If the amount realized upon disposition exceeds the fair market value of the shares on the date of exercise, the excess; would be treated as short-term or long-term capital gain, depending on whether the holding period for such shares exceeded one year.

      An income tax deduction is not allowed to the Company with respect to the grant or exercise of an incentive stock option or the disposition, after the Required Holding Period, of shares acquired upon exercise. In the event of a Disqualifying Disposition, a Federal income tax deduction will be allowed to the Company in an amount equal to the ordinary income to he recognized by the optionee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable, and the Company satisfies its withholding obligation with respect to such income.

      Incentive stock options may be granted under the 1992 Option Plan, but not under the 1994 Directors Plan.

           PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS

      Unless instructed to the contrary, the persons named in the, enclosed proxy intend to vote the same in favor of the ratification of the selection of Coopers & Lybrand, L.L.P. as independent auditors to the Company for the fiscal year ending December 31, 1997. It is anticipated that representatives of Coopers & Lybrand will attend the meeting. Such persons will be afforded the opportunity to make a statement and/or respond to appropriate questions from stockholders.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF COOPERS & LYBRAND AS INDEPENDENT AUDITORS TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the Company's 1998 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company at its principal executive offices by January 25, 1998 for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                                     GENERAL

      As of the date of the Proxy Statement, the Company's management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons named in such proxies.

      The cost of any solicitation of proxies by mail will be borne by the Company. Arrangements may be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to and solicitation of proxies from the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out of pocket expenses incurred by them in connection therewith.

                              DONALD A. NODORFT,
                                  SECRETARY

Houston, Texas
May 26, 1997

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS THERETO. REQUESTS FOR COPIES OF SUCH REPORT SHOULD BE DIRECTED TO DONALD A. NODORFT, SECRETARY, GOLDEN EAGLE GROUP, INC., 120 STANDIFER DRIVE, HUMBLE, TEXAS 77338.

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                            GOLDEN EAGLE GROUP, INC.
                   AMENDED AND RESTATED 1992 STOCK OPTION PLAN

      1. PURPOSE. The purpose of this Plan is to advance the interests of GOLDEN EAGLE GROUP, INC., a Delaware corporation (the "Company"), by providing an additional incentive to attract and retain qualified and competent persons who provide management and other services and upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

      2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

            (a) "Board" shall mean the Board of Directors of the Company.

            (b) "Committee" shall mean the stock option committee appointed by the Board pursuant to Section 13 hereof or, if not appointed by the Board.

            (c) "Common Stock" shall mean the Company's Common Stock par value $.01 per share.

            (d)   "Director" shall mean a member of the Board.

            (e) "Disinterested Person" shall mean a Director who is not, during the one year prior to his or her service as an administrator of this Plan, or during such service, granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any of its affiliates, except that:

            (i) participation in a formula plan meeting the conditions in paragraph (c)(2)(ii) or Rule l6b-3 promulgated under the Securities Exchange Act shall not disqualify a Director from being a Disinterested Person;

            (ii) participation in an ongoing securities acquisition plan meeting the conditions in paragraph (d)(2)(i) of Rule 16b-3 promulgated under the Securities Exchange Act shall not disqualify a Director from being a Disinterested Person; and

            (iii) an election to receive an annual retainer fee in either cash or an equivalent amount of securities, or partly in cash and party in securities, shall not disqualify a Director from being a Disinterested Person;

            (b) "Fair Market Value" of a Share on any date of reference shall be the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, or
      (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days.


            (c) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

            (d) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            (e) "Non-Statutory Stock Option" shall mean an Option which is not an Incentive Stock Option.

            (f) "Officer" shall mean the Company's Chairman of the Board, President, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. If pursuant to Item 401(b) of Regulation S-K (17 C.F.R. ss. 229.401(b)) the Company identifies a person as an "executive officer," the person so identified shall be deemed an "Officer" even though such person may not otherwise be an "Officer" pursuant to the foregoing provisions of this paragraph.

            (g) "Option" (when capitalized) shall mean any option granted under this Plan.

            (h) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

            (i) "Plan" shall mean this Stock Option Plan for the Company.

            (j) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (k) "Share(s)" shall mean a share or shares of the Common Stock.

            (l) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      3. SHARES AND OPTIONS. The Company may grant to Optionees from time to time Options to purchase an aggregate of up to Nine Hundred Thousand (900,000) Shares from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be cancelled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. An Option granted hereunder shall be either an incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan.

      4. DOLLAR LIMITATION. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Internal Revenue Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations), exceeds $100,000.

      5. CONDITIONS FOR GRANT OF OPTIONS.

            (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from the Company's regular employees, the Company's consultants, and Directors and Officers of the Company who are not regular employees of the Company. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

            (b) In granting Options, the Committee shall take into consideration the contribution the person has made to the success of the Company and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Committee may, from time to time, in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including without limitation, (I) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, (iii) prescribing the number of shares to be covered by such Options, (iv) determining whether the Options granted are intended to be Incentive Stock Options, or (v) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

            (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company.

            (d) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, Options may not be granted to a Director or Officer unless the grant of such Options is authorized by, and all of the terms of such Options are determined by, a Committee appointed in accordance with Section 13 of this Plan and all of whose members are Disinterested Persons.

      6. OPTION PRICE. Except as otherwise provided in Section 14 hereof, in no event shall the option price per Share of any Incentive Stock Option or any Non-Statutory Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

      7. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the option price of any Shares purchased shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided further, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker,
(ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the rate of 10%, and (iv) contain such other terms as the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

      8. EXERCISABILITV OF OPTIONS. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such Option, except as otherwise provided in this Section 8.

            (a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option

            (b) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable:

            (i) if there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

            (ii) if the shareholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

            (iii) if the shareholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

            (a) The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

      9. TERMINATION OF OPTION PERIOD.

            (a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

            (i) three months after the date on which the Optionee's employment is terminated or, in the case of a Non-Statutory Stock Option, and unless the Committee shall otherwise determine in writing in its sole discretion, the date on which the Optionee's employment is terminated, in either case for any reason other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment by reason of the Optionee's willful misconduct or gross negligence, (unless otherwise defined in any Employment Agreement then in effect between the Optionee and the Company), (B) a mental or physical disability as determined by a medical doctor satisfactory to the Committee, or (C) death;

            (ii) immediately upon the termination of the Optionee's employment for Cause;

            (iii) one year after the date on which the Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee;

            (iv) (A) twelve months after the date of termination of the Optionee's employment by reason of death of the employee, or
                  (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

            (b) The Committee in its sole discretion may by giving written notice ("cancellation notice") cancel, effective upon the date of the consummation of any corporate transaction described in Subsections 8(b)(ii) or (iii) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

      10. ADJUSTMENT OF SHARES.

            (a) If at any time while the Plan is in effect or unexercised Options are outstanding there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

            (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

            (ii) appropriate adjustment shall be made in. the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

            (a) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(ii) or (iii) hereof

            (b) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

            (c) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate
      (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding whether of a similar character or other wise.

      11. TRANSFERABILITY OF OPTIONS AND SHARES.

            (a) Each Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

            (b) Any Shares acquired by an Officer or Director pursuant to the exercise of an Option may not be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted.

      11. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

            (a) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

            (b) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

      11. ADMINISTRATION OF THE PLAN.

            (a) The Plan shall be administered by the Committee, which shall consist of not less than two Directors, each of which shall be Disinterested Persons if so required by Section 5(d) hereof. The Committee shall have all of the powers of the Board with respect to the Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

            (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The Committee's determinations and its interpretation and construction of any provision of the Plan shall be final and conclusive.

            (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

      11. OPTIONS FOR 10% SHAREHOLDERS. Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Internal Revenue Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary [as defined in Section 424 of the Internal Revenue Code] at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

      12. INTERPRETATION.

            (a) The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under section 422 of the Internal Revenue Code. if any provision of the Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

            (b) This Plan shall be governed by the laws of the State of Florida.

            (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

            (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

      11. AMENDMENT AND DISCONTINUATION OF THE PLAN. The Committee may from time to time amend the Plan or any Option; provided, however, that, except to the extent provided in Section 10, no such amendment may, without approval by the shareholders of the Company, (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of securities which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan; and provided further, that, except to the extent provided in Section 9, no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

      12. EFFECTIVE DATE AND TERMINATION DATE. The effective date of the Plan is the date on which the Board adopts this Plan, and the Plan shall terminate on the 10th anniversary of the effective date.

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                                                                     EXHIBIT B

                           GOLDEN EAGLE GROUP, INC.
            AMENDED AND RESTATED 1994 DIRECTORS STOCK OPTION PLAN

      1. PURPOSE. The purpose of this Plan is to advance the interests of GOLDEN EAGLE GROUP, INC., a Delaware corporation, by providing an additional incentive to attract and retain directors who are neither employees nor consultants through the encouragement of stock ownership in the Company by such persons.

      2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

            (a) "Annual Meeting Date" shall mean the date of the annual meeting of the Company's stockholders at which the Directors are elected.

            (b) "Board" shall mean the Company's Board of Directors.

            (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (d) "Committee" shall mean the stock option committee appointed by the Board pursuant to Section 12 hereof, or if not appointed, the Board.

            (e) "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

            (f) "Company" shall mean GOLDEN EAGLE GROUP, INC., a Delaware corporation.

            (g) "Director" shall mean a member of the Board.

            (h) "Eligible Director" means any person who is a member of the Board and who is not an employee, full time or part time, of or consultant to the Company. For purposes of this Plan, a director who does not receive regular compensation from the Company or its subsidiaries, other than directors' fees and reimbursement for expenses, shall not be considered to be an employee or consultant of the Company, even if such director is an officer of the Company or a subsidiary of the Company.

            (i) "Fair Market Value" of a Share on any date of reference shall be the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Common Stock is not publicly traded, in which case, "Fair Market Value" shall be the average of the price of sales of Common Stock by the Company during the 90 days prior to the date of grant or, if no sales have occurred during that period "Fair Market Value" shall be as determined by the Committee in its sole discretion in a fair and uniform manner. For this purpose, the "Closing Price" of the Common Stock on any business day shall be (i) if such Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the ten preceding days.

            (j) "Initial Grant Date" means (i) in the case persons who are Eligible Directors of the Company the date the Plan is adopted by the Board, the date is the first day of the next calendar month thereafter, and (ii) in all other cases, the date on which a person is elected as a member of the Board.

            (k) "Option" (when capitalized) shall mean any option granted under this Plan.

            (l) "Option Agreement" means the agreement between the Company and the Optionee for the grant of an option.

            (m) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

            (n) "Parent" means a "parent corporation" as defined in Section 425(e) and (g) of the Code.

            (o) "Plan" shall mean this Directors Stock Option Plan for the Company.

            (p) "Share(s)" shall mean a share or shares of the Common Stock.

            (q) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      3. SHARES AND OPTIONS. Subject to Section 9 of this Plan, the Company may grant to all Optionees from time to time Options to purchase a total of 300,000 Shares from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

      4. GRANTS OF OPTIONS.

            (a) On the Initial Grant Date, each Eligible Director shall receive the grant of an Option to purchase 7,500 Shares.

            (b) Each Eligible Director shall receive an annual grant of an Option to purchase 7,500 Shares on the last day of the Company's fiscal year that ends at least six months after the Initial Grant Date for each such Eligible Director.

            (c) Upon the grant of each Option, the Company and the Eligible Director shall enter into an Option Agreement, which shall specify the grant date and the exercise price and shall include or incorporate by reference the substance of this Plan and such other provisions consistent with this Plan as the Committee may determine.

      4. EXERCISE PRICE. The exercise price per Share of any Option shall he the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

      5. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i), the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company to withhold in accordance with applicable Federal or state tax withholding requirements. The exercise price of any Shares purchased shall be paid in cash, by certified or official bank check or personal check, by money order, with Shares or by a combination of the above. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 9 hereof.

      6. EXERCISABILITY OF OPTIONS.

            (a) Each Option granted hereunder shall not be exercisable until after six months following its grant to an eligible director. Thereafter, such option shall be exercisable in full. The expiration date of an Option shall be ten years after the date of grant of the Option.

            (b) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable:

            (i) if there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

            (ii) if the stockholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

            (iii) if the stockholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

      8. TERMINATION OF OPTION PERIOD.

            (a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

            (i) one year after the date on which the Optionee ceases to be a Director for any reason other than by reason of Cause, which, for purposes of this Plan, shall mean the removal of the Optionee as a Director by reason of any act of (1) fraud or intentional misrepresentation or (2) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or any Subsidiary; and

            (ii) immediately upon the removal of the Optionee as a Director for Cause.

      Prior to becoming null and void as provided above, an Option held at the date on which an Optionee ceases to be a Director of the Company may be exercised in whole or in part, but only to the extent such Option was exercisable at the date of such Optionee ceased to be a Director.

            (a) The Committee in its sole discretion may, by giving written notice ("Cancellation Notice"), cancel any Option that remains unexercised on the date of the. consummation of any corporate transaction:

            (i) if the stockholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

            (ii) if the stockholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned), provided that Cancellation Notice shall be given a reasonable period of time prior to the proposed date of such cancellation, upon the giving of a Cancellation Notice, all Options shall vest in full and at any time prior to the date of cancellation the Option may be exercised in whole or in part.

      8. ADJUSTMENT OF SHARES.

            (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

            (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

            (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

            (a) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(i) or (ii) hereof

            (b) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of the Shares then subject to outstanding Options granted under the Plan.

            (c) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate
      (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

      8. TRANSFERABILITY OF OPTIONS. Each Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.


      9. ISSUANCE OF SHARES. As a condition of any sale or of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:


            (i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

            (ii) a representation, warranty and/or agreement to be bound by any legends that arc, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

      8. ADMINISTRATION OR THE PLAN.

            (a) The Plan shall be administered by the Committee of not less than two Directors who are not Eligible Directors. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

            (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The Committee's determinations and its interpretation and construction of any provision of the Plan shall be final and conclusive.

            (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

      8. INTERPRETATION.

            (a) If any provision of the Plan should be held invalid or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive.

            (b) This Plan shall be governed by the laws of the State of Florida.

            (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

            (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

      8. TERM OF PLAN: AMENDMENT AND TERMINATION OR THE PLAN.

            (a) This Plan shall become effective upon its adoption by the Board, and shall continue in effect until all Options granted hereunder have expired or been exercised, unless sooner terminated under the provisions relating thereto. No Option shall be granted after 10 years from the date of the Board's adoption of this Plan.

            (b) The Plan shall be adopted by the Board and shall be presented to the Company's stockholders for their approval by vote of a majority of such stockholders present or represented at a meeting duly held, such approval to be given within 12 months after the date of the Board's adoption. Options may be granted prior to stockholder approval of this Plan, but such Options shall be contingent upon such approval being obtained and may not be exercised prior to such approval.

            (c) The Board may from time to time amend the Plan or any Option; PROVIDED, HOWEVER, that, except to the extent provided in Section 9, no such amendment may (i) without approval by the Company's stockholders, increase the number of Shares reserved for Options or change the class of persons eligible to receive Options or involve any other change or modification requiring shareholder approval under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, (ii) permit the granting of Options that expire beyond the maximum ten year period described in Subsection 7(a), or (iii) extend the termination date of the Plan as set forth in Section 14(a); and, PROVIDED, FURTHER, that, except to the extent otherwise specifically provided in Section 8, no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

            (d) Notwithstanding anything else contained herein, the provisions of this Plan which govern the number of Options to be awarded to non-employee directors, the exercise price per share under each such Option, when and under what circumstances an Option will be granted and the period within which each Option may be exercised, shall not be amended more than once every six months (even with shareholder approval), other than to conform to changes to the Code, or the rules promulgated thereunder, and under the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder, or with rules promulgated by the Securities and Exchange Commission.

            (e) The Board, without further approval of the Company's stockholders, may at any time terminate or suspend this Plan. Any such termination or suspension of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated or suspended. No Option may be granted while the Plan is suspended or after it is terminated. The rights and obligations under any Option granted to any Optionee while this Plan is in effect shall not be altered or impaired by the suspension or termination of this Plan without the consent of such Optionee.

      8. RESERVATION OF SHARES. The Company, during the term of the Plan, will at all times reserve and keep available a number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                            [FRONT SIDE OF PROXY]

                                    PROXY
                           GOLDEN EAGLE GROUP, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Patrick M. Daher and Patrick H. Weston, jointly and severally, as Proxies, with the power of substitution, and authorizes them to represent and to vote at the Annual Meeting of Stockholders to be held June 20, 1997, or any adjournment thereof, all the shares of Common Stock of Golden Eagle Group, Inc. held of record by the undersigned on May 23, 1997, as designated below.

      1.    Election of directors - director nominees:

            Patrick M. Daher, Patrick H. Weston, Carlos A. Macaluso, William G. Goldfarb, Keith Bates, John F. Darden.

            [ ] FOR all nominees listed above    [ ] WITHHOLD AUTHORITY
                (except as indicated below)          to vote for all nominees

            Instruction: to withhold authority to vote for any of the above nominees, write the nominee's name(s) on this line.

            --------------------------------------------------------------------

      2. To ratify the proposal to increase the number of shares of Common Stock reserved for issuance pursuant to the Company's 1992 Stock Option Plan by 500,000 to 900,000 shares.

            [ ]  FOR      [ ]  AGAINST        [ ]  ABSTAIN

      3. To ratify the proposal to increase the number of shares of Common Stock reserved for issuance pursuant to the Company's 1994 Director Stock Option Plan by 100,000 to 250,000 shares and to amend annual authorized share grants and grant dates.

            [ ]  FOR      [ ]  AGAINST        [ ]  ABSTAIN


      4. To ratify the selection of Coopers & Lybrand, L.L.P. as independent accountants.

            [ ]  FOR      [ ]  AGAINST        [ ]  ABSTAIN

      5. The Proxies are authorized to vote in their best judgment upon such business as may properly come before the Annual Meeting.

                           [REVERSE SIDE OF PROXY]

      This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. Please refer to the Proxy Statement for a discussion of each of these matters. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. As to any other matter, said Proxies shall vote in accordance with their best judgment.

      Please sign exactly as name appears below. When shares are held joint tenants, both should sign. If acting as attorney, executor, trustee, or in any other representative capacity, sign name and title.


                              Dated ___________________________________, 1997


                              -----------------------------------------
                                                   Signature


                              -----------------------------------------
                                          Signature if held jointly


PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.